
                                      MONTHLY SERIES 1999-A CERTIFICATEHOLDERS' STATEMENT
                                                        Series 1999-A
                                           Class A - 055237AJ0 Class B - 055237AK7
                                         Secured Note Trust - 05526RAA2 and U06851AA4
                                         BANK OF AMERICA, NATIONAL ASSOCIATION (USA)
                          _________________________________________________________________________
                                                 BA MASTER CREDIT CARD TRUST
                          _________________________________________________________________________

                          The information which is required to be prepared with respect to the Distribution Date of
                               December 16, 2002, and with respect to the performance of the Trust during the related Monthly Period.

                            Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.


A.               Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000
               ------------------------------------------------------------------------------------------
                                         Original Certificate Principal Amount)
               ------------------------------------------------------------------------------------------
      1.       The amount of the current monthly distribution in respect of Class A Monthly Principal      $         0.00000
                                                                                                           ------------------
      2.       The amount of the current monthly distribution in respect of Class B Monthly Principal      $         0.00000
                                                                                                           ------------------
      3.       The amount of the current monthly distribution in respect of Collateral Monthly Principal   $         0.00000
                                                                                                           ------------------
      4.       The amount of the current monthly distribution in respect of Class A Monthly Interest       $         1.32719
                                                                                                           ------------------
      5.       The amount of the current monthly distribution in respect of Class A Deficiency Amounts     $         0.00000
                                                                                                           ------------------
      6.       The amount of the current monthly distribution in respect of Class A Additional Interest    $         0.00000
                                                                                                           ------------------
      7.       The amount of the current monthly distribution in respect of Class B Monthly Interest       $         1.49941
                                                                                                           ------------------
      8.       The amount of the current monthly distribution in respect of Class B Deficiency Amounts     $         0.00000
                                                                                                           ------------------
      9.       The amount of the current monthly distribution in respect of Class B Additional Interest    $         0.00000
                                                                                                           ------------------
     10.       The amount of the current monthly distribution in respect of Collateral Monthly Interest    $         1.80941
                                                                                                           ------------------
     11.       The amount of the current monthly distribution in respect of any accrued and unpaid         $         0.00000
                                                                                                           ------------------
               Collateral Monthly Interest

B.             Information Regarding the Performance of the Trust
               ------------------------------------------------------------------------------------------

      1.       Collection of Principal Receivables
               ------------------------------------------------------------------------------------------

          (a)  The aggregate amount of Collections of Principal Receivables processed during the
               related Monthly Period which were allocated in respect of the Class A Certificates          $   51,720,040.74
                                                                                                           ------------------

          (b)  The aggregate amount of Collections of Principal Receivables processed during the
               related Monthly Period which were allocated in respect of the Class B Certificates          $    3,288,557.51
                                                                                                           ------------------

          (c)  The aggregate amount of Collections of Principal Receivables processed during the
               related Monthly Period which were allocated in respect of the Excess Collateral             $    4,783,356.36
                                                                                                           ------------------

      2.       Principal Receivables in the Trust
               ------------------------------------------------------------------------------------------

          (a)  The aggregate amount of Principal Receivables in the Trust as of the end of the day
               on the last day of the related Monthly Period                                               $7,735,900,098.73
                                                                                                           ------------------

          (b)  The amount of Principal Receivables in the Trust represented by the Investor Interest
               of Series 1999-A as of the end of the day on the last day of the related Monthly Period     $  500,000,000.00
                                                                                                           ------------------

          (c)  The amount of Principal Receivables in the Trust represented by the Series 1999-A
               Adjusted Investor Interest as of the end of day on the last day of the related
               Monthly Period                                                                              $  500,000,000.00
                                                                                                           ------------------

          (d)  The amount of Principal Receivables in the Trust represented by the Class A
               Investor Interest as of the end of the day on the last day of the related Monthly Period    $  432,500,000.00
                                                                                                           ------------------

          (e)  The amount of Principal Receivables in the Trust represented by the Class A Adjusted
               Investor Interest as of the end of day on the last day of the related Monthly Period        $  432,500,000.00
                                                                                                           ------------------

          (f)  The amount of Principal Receivables in the Trust represented by the Class B Investor
               Interest as of the end of the day on the last day of the related Monthly Period             $   27,500,000.00
                                                                                                           ------------------

          (g)  The amount of Principal Receivables in the Trust represented by the Class B
               Adjusted Investor Interest as of the end of the day on the last day of the related          $   27,500,000.00
                                                                                                           ------------------
               Monthly Period

          (h)  The amount of Principal Receivables in the Trust represented by the Collateral
               Interest Amount as of the end of the day on the last day of the related Monthly Period      $   40,000,000.00
                                                                                                           ------------------

          (i)  The amount of Principal Receivables in the Trust represented by the Collateral
               Interest Adjusted Amount as of the end of the day on the last day of the related
               Monthly Period                                                                              $   40,000,000.00
                                                                                                           ------------------

          (j)  The Floating Investor Percentage with respect to the related Monthly Period                            6.4567%
                                                                                                           ------------------
          (k)  The Class A Floating Allocation with respect to the related Monthly Period                              86.50%
                                                                                                           ------------------
          (l)  The Class B Floating Allocation with respect to the related Monthly Period                               5.50%
                                                                                                           ------------------
          (m)  The Collateral Floating Allocation with respect to the related Monthly Period                            8.00%
                                                                                                           ------------------
          (n)  The Fixed Investor Percentage with respect to the related Monthly Period                    N/A
                                                                                                           ------------------
          (o)  The Class A Fixed Allocation with respect to the related Monthly Period                     N/A
                                                                                                           ------------------
          (p)  The Class B Fixed Allocation with respect to the related Monthly Period                     N/A
                                                                                                           ------------------
          (q)  The Collateral Fixed Allocation with respect to the related Monthly Period                  N/A
                                                                                                           ------------------




3.        Delinquent Balances
          ----------------------------------------------------------------------------------

               The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:
                                                                                              Aggregate        Percentage of
                                                                                              Account          Total
                                                                                              Balance          Receivables
                                                                                              ---------------  --------------

     (a)                                                                        31 - 60 days  $105,598,368.38         1.3435%
     (b)                                                                        61 - 90 days  $ 72,522,636.69         0.9227%
     (c)                                                                   91 - or more days  $135,635,923.09         1.7257%
          Total                                                                               $313,756,928.16         3.9920%
                                                                                              ===============  ==============




     4.        Investor Default Amount
               -----------------------------------------------------------------------------------------------
          (a)  The Aggregate Investor Default Amount for the related Monthly Period                             $  2,508,366.15
                                                                                                                ----------------
          (b)  The Class A Investor Default Amount for the related Monthly Period                               $  2,169,736.72
                                                                                                                ----------------
          (c)  The Class B Investor Default Amount for the related Monthly Period                               $    137,960.14
                                                                                                                ----------------
          (d)  The Collateral Default Amount for the related Monthly Period                                     $    200,669.29
                                                                                                                ----------------

      5.       Investor Charge Offs
               -----------------------------------------------------------------------------------------------

          (a)  The aggregate amount of Class A Investor Charge Offs for the related Monthly Period              $          0.00
                                                                                                                ----------------

          (b)  The aggregate amount of Class A Investor Charge Offs set forth in 5(a) above per
               1,000 of original certificate principal amount                                                  $          0.00
                                                                                                                ----------------

          (c)  The aggregate amount of Class B Investor Charge Offs for the related Monthly Period              $          0.00
                                                                                                                ----------------

          (d)  The aggregate amount of Class B Investor Charge Offset forth in 5(c) above per
               1,000 of original certificate principal amount                                                  $          0.00
                                                                                                                ----------------

          (e)  The aggregate amount of Collateral Charge Offs for the related Monthly Period                    $          0.00
                                                                                                                ----------------

          (f)  The aggregate amount of Collateral Charge Offs set forth in 5(e) above per
               1,000 of original certificate principal amount                                                  $          0.00
                                                                                                                ----------------

          (g)  The aggregate amount of Class A Investor Charge Offs reimbursed on the
               Transfer Date immediately preceding this Distribution Date                                       $          0.00
                                                                                                                ----------------

          (h)  The aggregate amount of Class A Investor Charge Offs set forth in 5(g) above per
               1,000 original certificate principal amount reimbursed on the Transfer Date
               immediately preceding this Distribution Date                                                     $          0.00
                                                                                                                ----------------

          (i)  The aggregate amount of Class B Investor Charge Offs reimbursed on the
               Transfer Date immediately preceding this Distribution Date                                       $          0.00
                                                                                                                ----------------

          (j)  The aggregate amount of Class B Investor Charge Offs set forth in 5(i) above per
               1,000 original certificate principal amount reimbursed on the Transfer Date
               immediately preceding this Distribution Date                                                     $          0.00
                                                                                                                ----------------

          (k)  The aggregate amount of Collateral Charge Offs reimbursed on the Transfer
               Date immediately preceding this Distribution Date                                                $          0.00
                                                                                                                ----------------

          (l)  The aggregate amount of Collateral Charge Offs set forth in 5(k) above per
               1,000 original certificate principal amount reimbursed on the Transfer Date
               immediately preceding Distribution Date                                                          $          0.00
                                                                                                                ----------------

      6.       Investor Servicing Fee
               -----------------------------------------------------------------------------------------------

          (a)  The amount of the Class A Servicing Fee payable by the Trust to the Servicer for the
               related Monthly Period                                                                           $    270,312.50
                                                                                                                ----------------

          (b)  The amount of the Class B Servicing Fee payable by the Trust to the Servicer for the
               related Monthly Period                                                                           $     17,187.50
                                                                                                                ----------------

          (c)  The amount of the Collateral Servicing Fee payable by the Trust to the Servicer for
               the related Monthly Period                                                                       $     25,000.00
                                                                                                                ----------------

          (d)  The amount of Servicer Interchange payable by the Trust to the Servicer for
               the related Monthly Period                                                                       $    520,833.33
                                                                                                                ----------------

      7.       Reallocation
               -----------------------------------------------------------------------------------------------

          (a)  The amount of Reallocated Collateral Principal Collections with respect to                       $          0.00
                                                                                                                ----------------

          (b)  The amount of Reallocated Class B Principal Collections with respect to this Distribution Date
               this Distribution Date                                                                           $          0.00
                                                                                                                ----------------

          (c)  The Collateral Interest Amount as of the close of business on this Distribution Date             $ 40,000,000.00
                                                                                                                ----------------

          (d)  The Collateral Interest Adjusted Amount as of the close of business on this                      $ 40,000,000.00
                                                                                                                ----------------
               Distribution Date

          (e)  The Class B Investor Interest as of the close of business on this Distribution Date              $ 27,500,000.00
                                                                                                                ----------------

          (f)  The Class B Adjusted Investor Interest as of the close of business on this                       $ 27,500,000.00
                                                                                                                ----------------
               Distribution Date

          (g)  The Class A Investor Interest as of the close of business on this Distribution Date              $432,500,000.00
                                                                                                                ----------------

          (h)  The Class A Adjusted Investor Interest as of the close of business on this
               Distribution Date                                                                                $432,500,000.00
                                                                                                                ----------------

      8.       Collection of Finance Charge Receivables
               -----------------------------------------------------------------------------------------------

          (a)  The aggregate amount of Collections of Finance Charge Receivables processed during the related Monthly Period which were allocated in respect of the
               Class A Certificates                                                                             $  5,667,313.70
                                                                                                                ----------------

          (b)  The aggregate amount of Collections of Finance Charge Receivables processed during the related Monthly Period which were allocated in respect of the
               Class B Certificates                                                                             $    360,349.42
                                                                                                                ----------------

          (c)  The aggregate amount of Collections of Finance Charge Receivables processed during the related Monthly Period which were allocated in respect of the
               Collateral Interest                                                                              $    524,144.62
                                                                                                                ----------------

      9.       Principal Funding Account
               -----------------------------------------------------------------------------------------------

          (a)  The principal amount on deposit in the Principal Funding Account on the
               related Transfer Date                                                                            $          0.00
                                                                                                                ----------------

          (b)  The Accumulation Shortfall with respect to the related Monthly Period                            $          0.00
                                                                                                                ----------------

          (c)  The Principal Funding Investment Proceeds deposited in the Finance Charge Account
               on the related Transfer Date to be treated as Class A Available Funds                            $          0.00
                                                                                                                ----------------

          (d)  The Principal Funding Investment Proceeds deposited in the Finance Charge
               Account on the related Transfer Date to be treated as Class B Available Funds                    $          0.00
                                                                                                                ----------------

     10.       Reserve Draw Amount
               -----------------------------------------------------------------------------------------------

          (a)  Reserve Draw Amount                                                                              $          0.00
                                                                                                                ----------------

          (b)  The amount of all or the portion of the Reserve Draw Amount deposited in the
               Finance Charge Account on the related Transfer Date from the Reserve Account                     $          0.00
                                                                                                                ----------------

     11.       Available Funds
               -----------------------------------------------------------------------------------------------

          (a)  The amount of Class A Available Funds on deposit in the Finance Charge Account
               on the related Transfer Date                                                                     $  5,667,313.70
                                                                                                                ----------------

          (b)  The amount of Class B Available Funds on deposit in the Finance Charge Account
               on the related Transfer Date                                                                     $    360,349.42
                                                                                                                ----------------

          (c)  The amount of Collateral Interest Available Funds on deposit in the Finance
               Charge Account on the related Transfer Date                                                      $    524,144.62
                                                                                                                ----------------

     12.       Portfolio Yield
               -----------------------------------------------------------------------------------------------

          (a)  The Portfolio Yield (Net) for the related Monthly Period                                                 10.9542%
                                                                                                                ----------------
          (b)  The Portfolio Adjusted Yield for the related Monthly Period                                               6.8039%
                                                                                                                ----------------

C.             Floating Rate Determinations
               -----------------------------------------------------------------------------------------------

           1.  LIBOR for the Interest Period ending on this Distribution Date                                            1.3813%
                                                                                                                ----------------
           2.  Class A Certificate Rate                                                                                  1.5413%
                                                                                                                ----------------
           3.  Class B Certificate Rate                                                                                  1.7413%
                                                                                                                ----------------


               BANK  OF  AMERICA,  NATIONAL  ASSOCIATION  (USA)
               TRANSFEROR  AND  SERVICER



          By:  /s/  R.  Brian  Rozelle
               -----------------------
          Name:     R.  Brian  Rozelle
          Title:    Assistant  Vice  President